SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): March 15, 1999

          Onyx Acceptance Grantor Trust 1999-A
------------------------------------------------------------------------------
        (Issuer with respect to Certificates)

         Onyx Acceptance Financial Corporation
 -------------------------------------------------------------
  (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-71045                                (I.R.S. EmployerIdentification No.)
                                                 33-0639768

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
27051 Towne Centre Drive
Foothill Ranch 92610
949 465-3900







Item 5.  Other Events

         On behalf of the Onyx Acceptance Owner Trust 1998-C, (the"Trust"), a trust created pursuant to the Trust Agreement dated as of February 1,1999 with Onyx Acceptance Financial Corporation as registrant and seller and Bankers Trust(Delaware) as Owner Trustee and The Chase Manhattan Bank as Co-Owner Trustee, the registrant has caused to be filed with the Commission,the March 1998 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance wner Trust 1999-A and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Securityholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19.Monthly Distribution Date Statement of the Onyx Acceptance Owner Trust 1999-A for the month of March 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation

         REGAN E. KELLY
By:_____________________________________________________
         Regan E. Kelly    Executive Vice President
Date: March 31, 1999

         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy               Executive Vice President
Date: March 31, 1999

Exhibit 19

Onyx Acceptance Owner Trust 1999-A

  5.50%   Class A-1 Auto Loan Backed Notes                                      $215,000,000
  5.83%   Class A-2 Auto Loan Backed Notes                                       $76,400,000
                  Class A-3 Auto Loan Backed Notes                                        $0
                  Class A-4 Auto Loan Backed Notes                                        $0
  6.17%   Auto Loan Backed Certificates                                          $18,600,000                        30-Mar-99

          Total Securities Issued                                               $310,000,000

Collection Period Beginning on:                                                           02/01/99
Collection Period Ending on:                                                              02/28/99
Distribution Date:                                                                        03/15/99

        1 Original Pool Balance                                                                           $310,000,000.00
        2 Collection Period Beginning Pool Balance                                                        $310,000,000.00
        3 Securities Balance                                                                              $310,000,000.00


          Net Collections for the Collection Period
        4 Monthly P&I, partial prepayments & Full Prepayments in Calendar Month                            $10,121,481.42
        5 Full Prepayments through first 5 business days of current month (Precompute only)                    212,606.12
        5aFull Prepayments through first 5 business days of current month (Simple interest  only)            1,325,638.21
        6 Full Prepayments included in Prior Collection Period (Precompute only)                                     0.00
        6aFull Prepayments included in Prior Collection Period (Simple Interest only)                                0.00
        7 Partial Prepayments of Rule of 78's contracts deposited to PayAhead Acct                             225,311.00
        8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                        0.00
        9 Yield Supplement Amount to be Deposited to Collection Account                                              0.00
       10 Net Liquidation Proceeds on Defaulted Contracts                                                            0.00
       11 Net Liquidation Proceeds first 5 business days of current month                                            0.00
       12 Net Liquidation Proceeds included in Prior Collection Period                                               0.00
       13 Net Insurance Proceeds                                                                                     0.00
       14 Net Insurance Proceeds first 5 business days of current month                                              0.00
       15 Net Insurance Proceeds included in Prior Collection Period                                                 0.00
       16 Aggregate Purchase Amount for Purchased Contracts (Repurchases)                                            0.00
       17 Reinvestment Earnings on Funds in Collection Acct (ccma + invest)                                      4,338.50

       18 Net Collections (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17)                                      $11,438,753.25

          Computation of Regular Principal Distributable Amount
       19 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                       1,113,922.06
       20 Principal Collected: Payments only - Simple Interest contracts                                     2,401,733.16
       21 Principal Collected: Full Prepayments - S.I. thru month-end                                        3,131,184.48
       22 Full Prepayments through first 5 business days of current month: Simple Interest only              1,325,638.21
       23 Full Prepayments: Precompute only through month end                                                  831,995.36
       24 Full Prepayments through first 5 business days of current month: Precompute only                     212,606.12
       25 Defaulted Contracts  (Liquidated Proceeds received)                                                        0.00
       26 Defaulted Contracts  thru 1st 5 business days of current month                                             0.00
       27 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                  0.00
       28 Defaulted Contracts  thru 1st 5 bus. days                                                                  0.00
       29 Repurchased Contracts                                                                                      0.00

       30 Regular Principal Distributable Amount  (Sum of 19 thru 29)                                       $9,017,079.39

       31 Collection Period Ending Pool Balance of underlying Contracts                                   $300,982,920.61
       32 Collection Period Ending Pool Balance as % of Original Pool Balance (31 / 1)                              97.09%

       33 Accelerated Principal Target Level                                                                       N/A
       34 Accelerated Principal Distributable Amount                                                                $0.00

          Calculation of Note Interest Distributable Amount
          Note Interest Accrual Period begins                                             02/25/99
          Note Interest Accrual Period ends                                               03/14/99

       35         Class A-1 Notes:   Principal Amount at end of prior Distribution Date                   $215,000,000.00

       36         Class A-1 Note Interest Carryover Shortfall                                                       $0.00
       37         Class A-1 Note Interest Accrual over Interest Accrual Period @                              $591,250.00

       38         Class A-1 Note Interest Distributable Amount (36 + 37)                                      $591,250.00

       39         Class A-2 Notes:   Principal Amount at end of prior Distribution Date                    $76,400,000.00

       40         Class A-2 Note Interest Carryover Shortfall                                                       $0.00
       41         Class A-2 Note Interest Accrual over Interest Accrual Period @                              $222,706.00

       42         Class A-2 Note Interest Distributable Amount (40 + 41)                                      $222,706.00

       43         Class A-3 Notes:   Principal Amount at end of prior Distribution Date                             $0.00

       44         Class A-3 Note Interest Carryover Shortfall                                                       $0.00
       45         Class A-3 Note Interest Accrual over Interest Accrual Period @                                    $0.00

       46         Class A-3 Note Interest Distributable Amount (44 + 45)                                            $0.00

       47         Class A-4 Notes:   Principal Amount at end of prior Distribution Date                             $0.00

       48         Class A-4 Note Interest Carryover Shortfall                                                       $0.00
       49         Class A-4 Note Interest Accrual over Interest Accrual Period @                                    $0.00

       50         Class A-4 Note Interest Distributable Amount (48 + 49)                                            $0.00

       51 Note Interest Distributable Amount - Total all Notes (38+43+46+50)                                  $813,956.00

          Calculation of Note Principal Distributable Amount
       52         Class A-1 Note original outstanding principal amount                                    $215,000,000.00
       53         Class A-1 Note outstanding principal amount: Beginning  (35)                            $215,000,000.00
       54         Class A-1 Note Principal Carryover Shortfall (preceding Distribution Date)                        $0.00
       55         Class A-1 Note Percentage                                                                        100%
       56         Class A-1 Note Percentage multiplied by Regular Principal Distributable Amount            $9,017,079.39
       57         Class A-1 Note Accelerated Principal Distributable Amount                                         $0.00
       58         Class A-1 Note Principal Distributable Amount (54 + 56 + 57)                              $9,017,079.39

       59         Class A-1 Note outstanding principal amount: Ending (53 - 58)                           $205,982,920.61
       60         Class A-1 Note Pool Factor  (59 / 52)                                                              0.958060

       61         Class A-2 Note original outstanding principal amount                                     $76,400,000.00
       62         Class A-2 Note outstanding principal amount: Beginning (39)                              $76,400,000.00
       63         Class A-2 Note Principal Carryover Shortfall preceding Distribution Date                          $0.00
       64         Class A-2 Note Percentage                                                                          0%
       65         Class A-2 Note Percentage multiplied by Regular Principal Distributable Amount                    $0.00
       66         Class A-2 Note Accelerated Principal Distributable Amount                                         $0.00
       67         Class A-2 Note Principal Distributable Amount (63 + 65 + 66)                                      $0.00

       68         Class A-2 Note outstanding principal amount: Ending (62 - 67)                            $76,400,000.00
       69         Class A-2 Note Pool Factor (68 / 61)                                                               1.000000

       70         Class A-3 Note original outstanding principal amount                                              $0.00
       71         Class A-3 Note outstanding principal amount: Beginning (43)                                       $0.00
       72         Class A-3 Note Principal Carryover Shortfall for preceding Distribution Date                      $0.00
       73         Class A-3 Note Percentage                                                                          0%
       74         Class A-3 Note Percentage multiplied by Regular Principal Distributable Amount                    $0.00
       75         Class A-3 Note Accelerated Principal Distributable Amount                                         $0.00
       76         Class A-3 Note Principal Distributable Amount (72 + 74 + 75)                                      $0.00

       77         Class A-3 Note outstanding principal amount: Ending (71 - 76)                                     $0.00
       78         Class A-3 Note Pool Factor (77 / 70)                                                               0.000000

       79         Class A-4 Note original outstanding principal amount                                              $0.00
       80         Class A-4 Note outstanding principal amount: Beginning (47)                                       $0.00
       81         Class A-4 Note Principal Carryover Shortfall for  preceding Distribution Date                     $0.00
       82         Class A-4 Note Percentage                                                                        100%
       83         Class A-4 Note Percentage multiplied by Regular Principal Distributable Amount                    $0.00
       84         Class A-4 Note Accelerated Principal Distributable Amount                                         $0.00
       85         Class A-4 Note Principal Distributable Amount (81 + 83 + 84)                                      $0.00

       86         Class A-4 Note outstanding principal amount: Ending (80 - 85)                                     $0.00
       87         Class A-4 Note Pool Factor (86 / 79)                                                               0.000000

       88 Note Principal Distributable Amount - Total all Notes                                             $9,017,079.39
       89 Note outstanding principal amount - Total all Notes: Ending                                     $282,382,920.61
       90 Accelerated Principal Distributable Amount                                                                $0.00
       91 Note Distributable Amount - Total all Notes (Principal & Interest)                                $9,831,035.39

       92 Memo: Note Principal Carryover Shortfall - Total for preceding Distribution Date                          $0.00

          Calculation of Certificate Interest Distributable Amount
       93 Certificate Interest Accrual Period begins                                      02/25/99
       94 Certificate Interest Accrual Period ends                                        03/14/99

       95 Certificate Balance as of immediately preceding Distribution Date                                $18,600,000.00

       96 Certificate Interest Carryover Shortfall                                                                  $0.00
       97 Certificate Interest Accrual over Interest Accrual Period @                                          $57,381.00

       98 Certificate Interest Distributable Amount (96 + 97)                                                  $57,381.00

          Calculation of Certificate Principal Distributable Amount
       99 Original Certificate Balance                                                                     $18,600,000.00
      100 Certificate Balance: Beginning (95)                                                              $18,600,000.00
      101 Certificate Principal Carryover Shortfall for preceding Distribution Date                                 $0.00
      102 Certificate Percentage                                                                                     0%
      103 Certificate Percentage multiplied by Regular Principal Distributable Amount                               $0.00
      104 Certificate Principal Distributable Amount (101 + 103)                                                    $0.00

      105 Certificate Balance: Ending (100 - 104)                                                          $18,600,000.00
      106 Certificate Pool Factor (105 / 99)                                                                         1.000000

      107 Certificate Distributable Amount  (Principal & Interest) (98 + 104)                                  $57,381.00

      108 Securities Balance                                                                              $310,000,000.00
      109 Principal Distribution Amount (88 + 104)                                                          $9,017,079.39
      110 Securities Balance - Ending                                                                     $300,982,920.61

          Calculation of Total Distribution Amount
      111 Interest Distribution Amount                                                                        $871,337.00
      112 Principal Distribution Amount                                                                     $9,017,079.39
      113 Total Distribution Amount (111 + 112)                                                             $9,888,416.39

          NET COLLECTIONS PAYOUT ALLOCATION

      114 Reinvestment Earnings on Funds in Collection Acct                                                     $4,338.50
      115 Servicing Fee Paid this Period to Servicer                                                          $258,333.33

          Note Interest Paid Calculation
      116         Class A-1 Note Interest Carryover Shortfall (Beginning)  (36)                                     $0.00
      117 Interest Due on Above Beginning Shortfall                                                                 $0.00
      118         Class A-1 Note Interest Distributable Amount  (38)                                          $591,250.00
      119         Class A-1 Note Interest Paid this Period                                                    $591,250.00
      120         Class A-1 Note Interest Carryover Shortfall (Ending)  (118 - 119)                                 $0.00

      121         Class A-2 Note Interest Carryover Shortfall (Beginning)  (40)                                     $0.00
      122 Interest Due on Above Beginning Shortfall                                                                 $0.00
      123         Class A-2 Note Interest Distributable Amount  (42)                                          $222,706.00
      124         Class A-2 Note Interest Paid this Period                                                    $222,706.00
      125         Class A-2 Note Interest Carryover Shortfall (Ending)  (123 - 124)                                 $0.00

      126         Class A-3 Note Interest Carryover Shortfall (Beginning)  (44)                                     $0.00
      127 Interest Due on Above Beginning Shortfall                                                                 $0.00
      128         Class A-3 Note Interest Distributable Amount  (46)                                                $0.00
      129         Class A-3 Note Interest Paid this Period                                                          $0.00
      130         Class A-3 Note Interest Carryover Shortfall (Ending)  (128 - 129)                                 $0.00

      131         Class A-4 Note Interest Carryover Shortfall (Beginning)  (48)                                     $0.00
      132 Interest Due on Above Beginning Shortfall                                                                 $0.00
      133         Class A-4 Note Interest Distributable Amount  (50)                                                $0.00
      134         Class A-4 Note Interest Paid this Period                                                          $0.00
      135         Class A-4 Note Interest Carryover Shortfall (Ending)  (133 - 134)                                 $0.00

      136 Note Interest Carryover Shortfall (Beginning)  (116 + 121 + 126 + 131)                                    $0.00
      137 Interest Due on Above Beginning Shortfall  (117 + 122 + 127 + 132)                                        $0.00
      138 Note Interest Distributable Amount  (51)                                                            $813,956.00
      139 Note Interest Paid this Period   (119 + 124 + 129 + 134)                                            $813,956.00
      140 Note Interest Carryover Shortfall (Ending)  (120 + 125 + 130 + 135)                                       $0.00

          Certificate Interest Paid Calculation
      141 Certificate Interest Carryover Shortfall (Beginning)  (96)                                                $0.00
      142 Interest Due on Above Beginning Shortfall                                                                 $0.00
      143 Certificate Interest Distributable Amount  (98)                                                      $57,381.00
      144 Certificate Interest Paid this Period                                                                $57,381.00
      145 Certificate Interest Carryover Shortfall (Ending)  (143 - 144)                                            $0.00

          Note Principal Paid Calculation
      146         Class A-1 Note Principal Carryover Shortfall (Beginning)  (54)                                    $0.00
      147         Class A-1 Note Principal Distributable Amount  (58)                                       $9,017,079.39
      148         Class A-1 Note Principal Paid this Period                                                 $9,017,079.39
      149         Class A-1 Note Principal Carryover Shortfall (Ending)  (147 - 148)                                $0.00

      150         Class A-2 Note Principal Carryover Shortfall (Beginning)  (63)                                    $0.00
      151         Class A-2 Note Principal Distributable Amount  (67)                                               $0.00
      152         Class A-2 Note Principal Paid this Period                                                         $0.00
      153         Class A-2 Note Principal Carryover Shortfall (Ending)  (151 - 152)                                $0.00

      154         Class A-3 Note Principal Carryover Shortfall (Beginning)  (72)                                    $0.00
      155         Class A-3 Note Principal Distributable Amount  (76)                                               $0.00
      156         Class A-3 Note Principal Paid this Period                                                         $0.00
      157         Class A-3 Note Principal Carryover Shortfall (Ending)  (155-156)                                  $0.00

      158         Class A-4 Note Principal Carryover Shortfall (Beginning)  (81)                                    $0.00
      159         Class A-4 Note Principal Distributable Amount  (85)                                               $0.00
      160         Class A-4 Note Principal Paid this Period                                                         $0.00
      161         Class A-4 Note Principal Carryover Shortfall (Ending)  (159 - 160)                                $0.00

      162 Note Principal Carryover Shortfall (Beginning)  (146 + 150 + 154 + 158)                                   $0.00
      163 Note Principal Distributable Amount  (88)                                                         $9,017,079.39
      164 Note Principal Paid this Period  (148 + 152 + 156 + 160)                                          $9,017,079.39
      165 Note Principal Carryover Shortfall (Ending)  (149 + 153 + 157 + 161)                                      $0.00

          Certificate Principal Paid Calculation
      166 Certificate Principal Carryover Shortfall (Beginning)  (101)                                              $0.00
      167 Certificate Principal Distributable Amount  (104)                                                         $0.00
      168 Certificate Principal Paid this Period                                                                    $0.00
      169 Certificate Principal Carryover Shortfall (Ending)  (167 - 168)                                           $0.00

          Summary of Distributions Paid from Net Collections this Period
      170 Reinvestment Earnings on Funds in Collection Account Payable to Servicer  (17)                        $4,338.50
      171 Servicing Fee Payable to Servicer (1.0% / 12 x Beginning Pool Balance)  (115)                       $258,333.33
      172 Note Interest Distributable Amount Paid this Period  (139)                                           813,956.00
      173 Certificate Interest Distributable Amount Paid this Period  (144)                                     57,381.00
      174 Note Principal Distributable Amount Paid this Period  (164)                                       $9,017,079.39
      175 Certificate Principal Distributable Amount Paid this Period (168)                                         $0.00
      176 Surety Fee Payable to Insurer                                                                         38,577.78
      177 Reinsurance Fee Payable to Insurer                                                                    12,055.56

      178 Total Distributions from Collection Account                                                      $10,201,721.56

      179 Total Excess Spread Available for Deposit to Spread Account                                       $1,237,031.69

          SPREAD ACCOUNT RECONCILIATION
      180   Initial Deposit                                                                                         $0.00
      181 Deposits to Spread Account Prior Collection Periods                                                       $0.00
      182 Deposit to Spread Account this Collection Period    (179)                                         $1,237,031.69
      183 Reinvestment Earnings on Funds in Spread Acct this Collection Period                                      $0.00
      184 Draws from Spread Account Prior Periods                                                                   $0.00

      185 Spread Account Balance                                                                            $1,237,031.69

      186 Required Spread Account Balance                                                                   $8,849,146.03
      187 Draws from Spread Account this Collection Period                                                          $0.00
      188 Spread Account Balance net of Draws this Collection Period                                        $1,237,031.69

          Delinquency Statistics
      189 Number of Accts Delinquent 30 - 59 Days                                                                  224
      190 Number of Accts Delinquent 60 - 89 Days                                                                    2
      191 Number of Accts Deliquent 90 Days and Over                                                                 0
      192 Total Number of Delinquent Accounts 30 Days +                                                            226

      193 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                  $2,145,937
      194 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                   $22,220
      195 Aggregate Net Outstanding Balance of Delinquent Loans 90 days +                                           $0
      196 Total Aggregate Net Outstanding Balance of Delinquent Loans                                       $2,168,157

      197 Policy Claim Amount                                                                                       $0.00
      198 Deposit Coverage Amount (Reinsurance)                                                             $6,200,000.00

          Repossession Statistics
      199 Number of Accounts in Repo Inventory - Beginning                                                           0
      200 Number of Accounts Repossessed During Collection Period                                                   10
      201 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                      0
      202 Number of Accounts in Repo Inventory - Ending                                                             10

      203 Aggregate Net Outstanding Balance of Accounts in Repo Inventory - Begin                                   $0.00
      204 Aggregate Net Outstanding Balance of Accounts Repossessed                                             91,122.64
      205 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated                                      0.00
      206 Aggregate Net Outstanding Balance of Accounts in Repo Inventory - End                                $91,122.64


          Accounts Outstanding Statistics
      207 Original Accounts Outstanding                                                                         26,671
      208 Remaining Number of Accounts Outstanding @  End of Collection Period                                  26,285

          Calculation of Net Yield
      209 Interest Collected on Contracts                                                                    2,417,335.36
      210 Interest Collected on Contracts - Prior Collection Period                                                  0.00
      211 Interest Collected on Contracts - Two Collection Periods Ago                                               0.00
      212 Liquidated Contract Balances (less Liquidation proceeds)                                                   0.00
      213 Liquidated Contract Balances - Prior Collection Period                                                     0.00
      214 Liquidated Contract Balances - Two Collection Periods Ago                                                  0.00
      215 Interest Paid to Securityholders  (111)                                                              871,337.00
      216 Interest Paid to Securityholders - Prior Collection Period                                                 0.00
      217 Interest Paid to Securityholders - Two Collection Periods Ago                                              0.00
      218 Servicing Fees Paid to Servicer  (171)                                                              $258,333.33
      219 Servicing Fees Paid to Servicer -  Prior Collection Period                                                $0.00
      220 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                              $0.00
      221 Ending Pool Balance  (31)                                                                       $300,982,920.61
      222 Ending Pool Balance - Prior Collection Period                                                             $0.00
      223 Ending Pool Balance - Two Collection Periods Ago                                                          $0.00

      224         Net Yield                                                                                          5.13%

                          A.P.R. Statistics
      225 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                         14.33%
      226 Dollar Weighted A.P.R. of Remaining Contracts in Trust - End                                              14.34%


          Credit Loss Statistics
      227 Gross Credit Losses during Collection Period                                                              $0.00
      228 Recoveries during Collection Period                                                                        0.00

      229 Net Credit Losses during Collection Period                                                                $0.00

      230 Cumulative Net Credit Losses                                                                              $0.00
      231 Cumulative Net Credit Losses as % of Original                                                              0.00%
      232 Memo:  Cram Down Losses                                                                                   $0.00

      233 Remaining Weighted Average Maturity (Months)                                                              55.0


          I certify that the computations  reflected above for the collection period ended are accurate and have been prepared in accordance with the Sales and Servicing Agreement dated February 1, 1999.

          By :   ______________________________________                 Date:  _______________

            Name: Don Duffy

